FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 17, 1998
                                                          --------------

                        TELEPHONE AND DATA SYSTEMS, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


        Iowa                          1-8251             36-2669023
        ----                          ------             ----------
   (State or other                 (Commission          (IRS Employer
    jurisdiction of                File Number)          Identification
    incorporation)                                            No.)





 30 North LaSalle Street, Chicago, Illinois                           60602
----------------------------------------------                       -------
   (Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:  (312) 630-1900


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)








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Item 5.   Other Events.
          -------------

         On April 17, 1998, Telephone and Data Systems, Inc. (the "Company" or "TDS") announced that the Board of Directors of the Company determined to take certain action at the TDS 1998 Annual Meeting of Shareholders, assuming shareholders approve the previously announced Tracking Stock Proposal at the Special Meeting to be held on April 27, 1998. TDS intends to submit a proposal to shareholders at the TDS 1998 Annual Meeting to consider certain amendments to the proposed charter of the new TDS Delaware corporation, which the Board of Directors believes would improve the corporate governance provisions of the Tracking Stock Proposal.

         This Current Report on Form 8-K is being filed for the purpose of filing the news release issued by the Company relating to such announcement as an exhibit.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         Exhibits
         --------

         The exhibits  accompanying  this report are listed in the accompanying
Exhibit Index.



















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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.




Telephone and Data Systems, Inc.
(Registrant)

Date:    April 20, 1998


By:   /s/ Gregory J. Wilkinson
   --------------------------------
Gregory J. Wilkinson
Vice President and Controller
(principal accounting officer)












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                                  EXHIBIT INDEX


Exhibit Number                                 Description of Exhibit
--------------                                 ----------------------

     99                                        News Release dated April 17, 1998







































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